SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 30, 2007

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-652	54-0414210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 North Hamilton Street Richmond, Virginia	23230
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 359-9311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of August 30, 2007, the Registrant amended and restated its Amended and Restated Articles of Incorporation, as amended to date (the “Articles of Incorporation”). The Board of Directors of the Registrant approved the amendments, which are summarized below, and the restatement of the Articles of Incorporation on May 17, 2007, and the shareholders of the Registrant approved the amendments to the Articles of Incorporation at the Registrant’s Annual Meeting of Shareholders on August 7, 2007. The amendments and the restatement of the Articles of Incorporation were submitted to the Virginia State Corporation Commission in the form of Articles of Amendment and Restatement, and such amendments and restatement became effective on August 30, 2007.

The proposals to approve the amendments, as submitted to the Registrant’s shareholders, were disclosed in the Registrant’s definitive proxy statement filed with the Securities and Exchange Commission on June 28, 2007 (the “Proxy Statement”). The amendments to the Articles of Incorporation included the following:

•	eliminating the requirement of a shareholder vote in those circumstances where the Virginia Stock Corporation Act otherwise permits the Board of Directors to take action without a shareholder vote;

•	revising the provision on the indemnification of directors, officers, and employees to conform to recent changes to the Virginia Stock Corporation Act;

•

revising the provision on the limitation on liability of directors, which had previously limited the liability of directors and officers to no more than $1.00, to provide that, to the full extent that Virginia law permits, a director or officer shall not be liable to the Registrant or its shareholders for any monetary damages;

•	deleting the authorization for the Registrant’s 8% Cumulative Preferred Stock, of which all shares have been retired and no shares are issued and outstanding; and

•	clarifying and updating the language in various provisions of the Articles of Incorporation to conform to the Virginia Stock Corporation Act, as described in the Proxy Statement.

A copy of the Amended and Restated Articles of Incorporation reflecting the amendments described above, as filed with the Virginia State Corporation Commission, is being filed as Exhibit 3.1 to this report and is incorporated by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description
3.1	Amended and Restated Articles of Incorporation, effective as of August 30, 2007.*

*	Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date: September 6, 2007	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Document
99.1	Amended and Restated Articles of Incorporation, effective as of August 30, 2007.*

*	Filed Herewith